UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 2, 2023

Date of Report (Date of earliest event reported)

NCS Multistage Holdings, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-38071	46-1527455
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

19350 State Highway 249, Suite 600

Houston, Texas 77070

(Address of principal executive offices) (Zip code)

(281) 453-2222

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	NCSM	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company 

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 2, 2023, Dewayne Williams was appointed to Vice President and Controller of NCS Multistage Holdings, Inc. (the “Company”), effective March 13, 2023. Mr. Williams will serve as the principal accounting officer effective as of the date of his appointment. Mr. Williams, age 52, currently serves as Corporate Controller, a position he has held since March 2020. Prior to joining us, Mr. Williams served as Corporate Controller of Target Hospitality Corp. from April 2019 until March 2020 and from June 2018 until February 2019 he provided consulting services to a large multi-national oilfield service company. His professional experience also includes officer positions such as Vice President and Controller of Quanex Building Products Corporation from July 2013 to February 2018 and Chief Accounting Officer and Controller at Complete Production Services, Inc. from May 2009 to April 2012, as well as various other accounting and consulting positions. Mr. Williams is a Certified Public Accountant and holds a B.B.A. in Accounting from the University of Houston. In connection with, and effective as of, Mr. Williams appointment, Ms. Cole will no longer serve as the principal accounting officer and will transition into the Vice President, Finance and Treasurer role.

There are no arrangements or understandings between Mr. Williams and any other person pursuant to which he was selected as an officer of the Company, and there is no family relationship between Mr. Williams and any of the Company’s other directors or executive officers. Mr. Williams is not a party to any transaction that would require disclosure under Item 404(a) of Regulation S-K promulgated under the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 8, 2023	NCS Multistage Holdings, Inc.

	By:	/s/ Michael Morrison
Michael Morrison
Chief Financial Officer and Treasurer